ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2024
ACCOUNTS RECEIVABLE.
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable are primarily agent service fee receivable from the customers – real estate developers - and are recognized and carried at the amount billed to a customer, net of allowance for expected loss from doubtful accounts.

As of December 31, 2024 and 2023, accounts receivable consisted of the following:

	December 31,	December 31,
	2024	2023
Accounts receivable	$134,960	$211,369
Allowance for CECL	(134,960)	(47,199)
Accounts receivable, net	$—	$164,170

ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which requires the measurement and recognition of expected credit losses to all financial assets held at amortized cost.

The CECL model requires measurement of the expected credit loss even if that risk of loss is remote. Management believes that historical collection information is a reasonable base on which to determine expected credit losses because the composition of the accounts receivable at the reporting date is consistent with that used in developing the historical credit-loss percentages. That is, the similar risk characteristics of the customers and its payment practices have not changed significantly over time. However, the foreseeable economic conditions will have a significant impact on our collectability of the accounts receivable. The Management believes that the treasury bill rate of the U.S. Treasury is a useful indicator to reflect the future cost of the credit and the trend of economic at the time of reporting. The Company combined treasury bill rate and its historical loss rate to determine the rates of expected estimated credit losses. The accounts receivable sharing similar risk characteristics be pooled when the CECL is calculated. Following CECL rates were used to calculate 2023 expected credit losses:

Age of accounts receivable	Current	31-60 days	61-90 days	91-180 days	181-365 days	Over 365 days
Historical loss rate	0.00%	0.00%	0.00%	0.00%	5.00%	20.00%
Adjustment	0.38%	0.76%	1.14%	1.26%	2.53%	4.55%
CECL rate	0.38%	0.76%	1.14%	1.26%	7.53%	24.55%

As of December 31, 2024, the Company had accounts receivable of $134,960 (RMB 971,135), primarily from one vendor. The Company initiated legal proceedings against Chengdu TEDA New City in the People’s Court of Dujiangyan City, Sichuan Province, on January 9, 2023, for breach of contract and unpaid service fees totaling approximately $257,000 (RMB 1,872,419). On March 28, 2023, the court ruled in favor of the Company, ordering Chengdu TEDA to pay the full claimed amount within 10 days. The Company received a partial payment of $124,000 (RMB 907,662) on September 1, 2023. As of December 31, 2024, the remaining balance from this vendor was still outstanding. Given the deterioration of the real estate market in China, management has determined that the Company is unlikely to recover the remaining balance. Consequently, a 100% CECL rate has been applied to accounts receivable outstanding for more than 365 days.